                                                                    EXHIBIT 99.2

                   Unaudited Pro Forma Financial Statements
                              of MGI PHARMA, INC.

The following unaudited pro forma financial statements give effect to the acquisition of Hexalen(R) as though the transaction occurred as of January 1, 2000 for the Pro Forma Statement of Operations, and as of September 30, 2000 for the Pro Forma Balance Sheet. On November 21, 2000, the Company acquired Hexalen(R) from MedImmune, Inc.

The pro forma financial information reflects pro forma adjustments that are based upon available information and which the Company believes are reasonable. The pro forma financial information does not purport to represent the results of operations or financial position of the Company that acrually would have resulted had the transactions to which pro forma effect is given been consummated as of the date or for the period indicated.

                                MGI PHARMA, INC.
                        Unaudited Pro Forma Balance Sheet
                               September 30, 2000

                                            MGI PHARMA        Hexalen         Pro Forma
                                          September 30,    September 30,     Adjustments            Pro Forma
                                             2000 (a)        2000 (b)          (Note 1)             Combined
                                          -------------    -------------    -------------         -------------
ASSETS

Current assets:
  Cash and cash equivalents               $  13,956,622    $           0     $ (1,200,000) (c)    $  12,756,622
  Short-term investments                     23,690,885                0                0            23,690,885
  Receivables, net                            3,675,677                0                0             3,675,677
  Inventories                                 1,098,582          112,465           39,247  (d)        1,250,294
  Prepaid expenses                              270,542                0                0               270,542
                                          -------------    -------------    -------------         -------------

     Total current assets                    42,692,308          112,465       (1,160,753)           41,644,020

Equipment and furniture, net                  1,286,607                0                0             1,286,607

Long-term investments                         3,800,000                0                0             3,800,000

Intangible assets, net                                0                0        7,200,000  (c)        7,141,332
                                                                                  (39,247) (d)
                                                                                   93,044  (e)
                                                                                 (112,465) (e)

Other assets                                    448,479                0                0               448,479
                                          -------------    -------------    -------------         -------------

Total assets                              $  48,227,394    $     112,465    $   5,980,579         $ 54,320,438
                                          =============    =============    =============         ============



LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                        $   1,045,157    $           0    $           0         $   1,045,157
  Accrued expenses                            5,384,703           93,044        4,800,000  (c)       10,277,747
  Other current liabilities                     144,625                0                0               144,625
                                          -------------    -------------    -------------         -------------

     Total current liabilities                6,574,485           93,044        4,800,000            11,467,529
                                          -------------    -------------    -------------         -------------

Noncurrent liabilities:
  Deposit payable                             1,000,000                0                0             1,000,000
  Other noncurrent liabilities                        0                0        1,200,000  (c)        1,200,000
                                          -------------    -------------    -------------         -------------

     Total noncurrent liabilities             1,000,000                0        1,200,000             2,200,000

     Total liabilities                        7,574,485           93,044        6,000,000            13,667,529

Stockholders' equity:
  Common stock                                  164,597                0                0               164,597
  Additional paid-in capital                114,093,648                0                0           114,093,648
  Accumulated deficit                       (73,605,336)               0                0           (73,605,336)
                                          -------------    -------------    -------------         -------------

     Total stockholders' equity              40,652,909                0                0            40,652,909
                                          -------------    -------------    -------------         -------------

Total liabilities and
  stockholders' equity                    $  48,227,394    $      93,044    $   6,000,000         $  54,320,438
                                          =============    =============    =============         ============


See accompanying notes to unaudited pro forma financial statements.

                                MGI PHARMA, INC.
                   Unaudited Pro Forma Statement of Operations
               For the Nine Month Period Ended September 30, 2000

                                           MGI PHARMA          Hexalen
                                           Nine Months       Nine Months
                                              Ended             Ended           Pro Forma
                                          September 30,     September 30,      Adjustments         Pro Forma
                                             2000 (f)          2000 (g)          (Note 2)          Combined
                                          -------------     -------------     -------------      -------------
Revenues:
  Sales                                    $ 15,560,061      $ 1,286,563      $          0       $ 16,846,624
  Promotion                                     769,874                0                 0            769,874
  Licensing                                   3,971,237                0                 0          3,971,237
                                           ------------       ----------      ------------       ------------
                                             20,301,172        1,286,563                 0         21,587,735
                                           ------------       ----------      ------------       ------------
Costs and Expenses:
  Cost of sales                               1,028,897          126,940           192,984  (h)     1,348,821
  Selling, general and administrative        12,627,259          182,372                 0         12,809,631
  Research and development                   12,604,732                0                 0         12,604,732
  Amortization of acquisition
  intangible assets                                   0                0           892,667  (i)       892,667
                                           ------------       ----------      ------------       ------------
                                             26,260,888          309,312         1,085,651         27,655,851
                                           ------------       ----------      ------------       ------------

Loss before interest and taxes             $ (5,959,716)      $  977,251      $ (1,085,651)      $ (6,068,116)

Interest income                               1,599,229                0                 0          1,599,229
                                           ------------       ----------      ------------       ------------

Loss before taxes                          $ (4,360,487)      $  977,251      $ (1,085,651)      $ (4,468,887)
                                           ------------       ----------      ------------       ------------

Provision for income taxes                      148,000                0                 0            148,000
                                           ------------       ----------      ------------       ------------

Net loss                                   $ (4,508,487)      $  977,251      $ (1,085,651)      $ (4,616,887)
                                           =============      ==========      ============       ============


See accompanying notes to unaudited pro forma financial statements.


Net loss per common share:
      Basic                                $      (0.28)                                         $      (0.29)
      Assuming Dilution                    $      (0.28)                                         $      (0.29)

Weighted average number of common shares:
      Basic                                  15,829,416                                            15,829,416
      Assuming Dilution                      15,829,416                                            15,829,416

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                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                                MGI PHARMA, INC.

                               September 30, 2000




The unaudited Pro Forma financial statements have been adjusted for the items set forth below.

Note 1: The pro forma Balance Sheet has been prepared to reflect MGI PHARMA, Inc.'s ("the Company's") acquisition of the Hexalen(R) Business of MedImmune, Inc. from MedImmune for $7,200,000 on September 30, 2000. Pro Forma adjustments are as follows:

     a.   Represents the Company's Balance Sheet as of September 30, 2000.

     b. Represents the Statement of Assets Acquired and Liabilities Assumed of the Hexalen(R)Business of MedImmune, Inc. as of September 30, 2000.

     c. The purchase price for the Hexalen(R)Business of MedImmune, Inc. was $7,200,000. $1,200,000 was paid upon consummation of the agreement. Quarterly payments of $1,200,000 each are due over the five quarters following the execution date.

     d. Represents an adjustment to record the inventory of the Hexalen(R)Business of MedImmune, Inc. at fair value.

     e. Represents the $112,465 of the inventory acquired from MedImmune, Inc. and the $93,044 of liabilities assumed related to the Hexalen(R)Business of MedImmune, Inc.


Note 2: The pro forma Statement of Operations for the nine months ended September 30, 2000 has been prepared to reflect the acquisition of the Hexalen(R) Business of MedImmune, Inc. as if it occurred on January 1, 2000. Pro Forma adjustments are as follows:

     f. Represents Company's Statement of Operations for the nine months ended September 30, 2000.

     g. Represents the Statement of Direct Revenues and Direct Expenses of the Hexalen(R)Business of MedImmune, Inc. for the nine months ended September 30, 2000.

     h. Under the purchase agreement for the Hexalen(R)Business of MedImmune, Inc., the Company is obligated to pay MedImmune, Inc. a royalty based on a percentage of net sales of Hexalen(R).

     i. Represents the amortization of the intangible assets related to the purchase of the Hexalen(R)Business of MedImmune, Inc. The intangible assets are amortized over 6 years, on a straight-line basis.